PROSPECTUS
                                   [LOGO]
                        Nomura Pacific Basin Fund, Inc.
                   180 Maiden Lane, New York, New York 10038
                         (Telephone: (1-800) 833-0018)

--------------------------------------------------------------------------------

     Nomura Pacific Basin Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company seeking long-term capital appreciation primarily through investments in equity securities of corporations domiciled in Japan and other Far Eastern and Western Pacific ("Pacific Basin") countries. The Fund contemplates that under normal conditions at least 70% of its assets will consist of equity securities of Pacific Basin issuers and that a substantial portion of its assets will be invested in securities of Japanese corporations. Investments on an international basis involve certain special considerations and risks. See "Investment Objective and Policies--Special Considerations and Risks".

     Nomura Capital Management, Inc. acts as the Manager for the Fund. Nomura Investment Management Co., Ltd. and Nomura Capital Management (Singapore) Ltd. act as Investment Advisers for the Fund. The Manager and the Investment Advisers are affiliated with The Nomura Securities Co., Ltd., Tokyo, Japan.
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     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

     Shares of the Fund are being offered at a price equal to the net asset value per share next determined after receipt of the order, without sales charge. The minimum initial investment is $1,000, and there is no minimum subsequent investment. Shares may be redeemed at any time at net asset value as described herein. See "Purchase of Shares" and "Redemption of Shares".
--------------------------------------------------------------------------------

     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, bearing the same date as this Prospectus, which information is incorporated herein by reference and is available without charge upon request by calling or writing the Fund at the above telephone number or address.

                    Nomura Capital Management, Inc.--Manager
           Nomura Investment Management Co., Ltd.--Investment Adviser
         Nomura Capital Management (Singapore) Ltd.--Investment Adviser
               Nomura Securities International, Inc.--Distributor

                                 July 27, 1995
                         (as amended December 29, 1995)

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER, THE INVESTMENT ADVISERS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------
                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
          Fee Table........................................................       3
          Financial Highlights.............................................       4
          Investment Objective and Policies................................       5
               Investment Restrictions.....................................       7
               Special Considerations and Risks............................       7
          Management of the Fund...........................................       9
               Board of Directors..........................................       9
               Management and Investment Advisory Arrangements.............       9
          Purchase of Shares...............................................      11
               Through Securities Brokers and Dealers......................      11
               By Mail.....................................................      11
               By Telephone................................................      11
               By Bank Wire................................................      12
               General.....................................................      12
          Redemption of Shares.............................................      13
               By Mail.....................................................      13
               By Telephone................................................      13
               Repurchase..................................................      13
          Dividends, Distributions and Taxes...............................      14
          Additional Information...........................................      16
               Determination of Net Asset Value............................      16
               Portfolio Transactions and Brokerage........................      16
               Shareholder Services........................................      17
               Organization of the Fund....................................      17
               Performance Data............................................      18
               Shareholder Inquiries.......................................      18

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge Imposed on Purchases (as a percentage of offering
     price).......................................................................    None
     Maximum Sales Charge Imposed on Dividend Reinvestments (as a percentage
       of offering price).........................................................    None
     Redemption Fees..............................................................    None
     Exchange Fee.................................................................    None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
FOR THE YEAR ENDED MARCH 31, 1995:
     Management Fees..............................................................   0.75%(a)
     12b-1 Fees...................................................................    None(b)
     Other Expenses

            Custodian Fees................................................   0.17%
            Shareholder Servicing Costs...................................   0.08%(c)
            Other.........................................................   0.38%

                  Total Other Expenses (as a percentage of average net assets)....   0.63%
                                                                                     -----
TOTAL FUND OPERATING EXPENSES.....................................................   1.38%
                                                                                     -----
                                                                                     -----

---------------
(a) See "Management of the Fund--Management and Investment Advisory Arrangements"--page 9.
(b) See "Purchase of Shares--General--Distribution Plan"--page 12.
(c) See "Shareholder Services"--page 17.

EXAMPLE:

                                                      CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                      -------------------------------------------
                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                      ------     -------     -------     --------
An investor would pay the following expenses on a
  $1,000 investment assuming an operating expense
  ratio of 1.38% and a 5% annual return throughout
  the period.....................................     $14        $45         $78         $170

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES AND ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been examined in conjunction with the audits of the financial statements of the Fund for each of the periods noted by Price Waterhouse LLP, independent accountants. Financial statements and the report of Price Waterhouse LLP for the year ended March 31, 1995 are included in the Statement of Additional Information, copies of which may be obtained by shareholders as noted on the Prospectus cover page. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

     Selected data for a share of common stock outstanding throughout each period:

                                                                    YEAR ENDED MARCH 31,
                               ----------------------------------------------------------------------------------------------
                                1995       1994       1993       1992       1991       1990       1989       1988       1987
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, beginning
  of period................    $18.07     $14.33     $12.49     $15.19     $15.36     $19.15     $20.59     $24.20     $15.68
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
Income from investment
  operations:
  Net investment income
    (loss).................     (0.01)++   (0.01)++    0.00++     0.00++     0.04       0.08       0.03       0.06++     0.03++
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currencies.....     (0.74)++    4.03++     1.87++    (1.84)++    2.53       0.20      (0.21)      6.87++     8.85++
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
  Total from investment
    operations.............     (0.75)++    4.02++     1.87++    (1.84)++    2.57       0.28      (0.18)      6.93++     8.88++
Distributions to
  shareholders from:
  Net investment income....      --        (0.05)     (0.02)     (0.01)     (0.04)     (0.10)     (0.05)     (0.08)      0.00
  Net realized capital
    gains..................     (2.25)     (0.21)     (0.01)     (0.85)     (2.70)     (3.97)     (1.21)    (10.46)     (0.36)
  In excess of net
    investment income......      --        (0.02)      --         --         --         --         --         --         --
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
Total distributions........     (2.25)     (0.28)     (0.03)     (0.86)     (2.74)     (4.07)     (1.26)    (10.54)     (0.36)
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
  period...................    $15.07     $18.07     $14.33     $12.49     $15.19     $15.36     $19.15     $20.59     $24.20
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
                               ------     ------     ------     ------     ------     ------     ------     ------     ------
Total investment return....      (4.2%)     28.2%      15.0%     (12.9%)     17.4%      (1.7%)     (0.9%)     35.3%      57.6%
Ratio to average net
  assets/ supplemental
  data:
  Net assets, end of period
    (in 000)...............    42,684     55,060     46,095     43,203     54,274     53,933     73,169     94,786     81,850
  Operating Expenses.......      1.38%      1.39%      1.51%      1.46%      1.42%      1.32%      1.25%      1.22%      1.45%
  Net investment income....     (0.07%)    (0.10%)     0.01%      0.00%      0.28%      0.40(Sect) 0.07%      0.28%      0.14%
  Portfolio turnover.......        49%        76%        55%        41%        76%        46%        37%        61%        46%

                             7/8/85*
                               TO
                             3/31/86
                             -------
Net asset value, beginning
  of period................  $10.00
                             -------
Income from investment
  operations:
  Net investment income
    (loss).................    0.06 ++
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currencies.....    5.62 ++
                             -------
  Total from investment
    operations.............    5.68 ++
Distributions to
  shareholders from:
  Net investment income....    0.00
  Net realized capital
    gains..................    0.00
  In excess of net
    investment income......    --
                             -------
Total distributions........    0.00
                             -------
Net asset value, end of
  period...................  $15.68
                             -------
                             -------
Total investment return....    56.8%
Ratio to average net
  assets/ supplemental
  data:
  Net assets, end of period
    (in 000)...............  32,426
  Operating Expenses.......    1.50%+**
  Net investment income....    0.88%**
  Portfolio turnover.......       3%

 ---------------
  *Commencement of operations.
 **Annualized.
  +Net of expense reimbursement which amounted to $0.06** per share and 0.62% of average net assets.
 ++Based on average shares outstanding.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Fund is designed for United States investors seeking diversification of investments by participating in the economies of Pacific Basin countries. The investment objective of the Fund is to seek long-term capital appreciation primarily through investments in equity securities of corporations domiciled in Pacific Basin countries including Japan, Australia, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Singapore, Taiwan, Thailand and the Philippines. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund may, however, for defensive purposes as described below invest in non-convertible fixed income securities denominated in currencies of Pacific Basin countries and in United States dollars. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval by the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will realize its objective.

     The Fund anticipates that under normal conditions at least 70% of its assets will consist of Pacific Basin corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. It is expected that the Fund's investment in securities of Japanese corporations will constitute a substantial part of its assets under normal circumstances due to the size and liquidity of the Japanese market and the availability of investment alternatives.

     Over the past few decades to the present, certain foreign economies, especially in the Pacific Basin region, have grown faster than the United States' economy, and the return on equity investments in these markets has often been superior to similar investments in the United States. The securities markets of the Pacific Basin region have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. To the extent the various markets move independently, total portfolio volatility tends to be reduced when the various markets are combined into a single portfolio. A low correlation may, however, reduce the gains the Fund might otherwise derive from movements in a particular market. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains or losses in a particular securities market may be affected by changes in exchange rates.

     The Fund will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well-established companies to medium-sized companies and smaller, less seasoned companies in an earlier stage of development.

     Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during a period when such disposition is not otherwise desirable or to make many small sales over a lengthy period of time. However, the Fund has adopted an investment restriction pursuant to which it may not invest in securities which are subject to restrictions on resale, or which are not otherwise readily marketable, if as a result more than 5% of its total assets would be invested in such securities. See "Investment Objective and Policies" in the Statement of Additional Information.

     Although there can be no assurance that the conditions described above will continue in the future, or that Nomura Capital Management, Inc. (the "Manager") will be able to identify and invest in companies participating in the faster growing foreign economies and markets, the Manager believes that investment in foreign securities offers significant potential for prospective long-term capital appreciation and an opportunity to achieve effective investment diversification. The investment program of the Fund has been developed in light of these beliefs.

     Among the countries in the Far East, direct investments in listed securities in certain countries by non-residents have historically been limited, due to limitations set by the respective governments. The Fund may invest in the shares of investment companies organized to invest in such markets subject to the provisions of the Investment Company Act of 1940 and the policies and review of the Board of Directors of the Fund. The applicable limitations under the Investment Company Act of 1940 are discussed under "Investment Objective and Policies" in the Statement of Additional Information.

     If the Fund purchases securities of other investment companies, the management fee paid by the Fund to the Manager will be proportionately reduced to reflect the amount of management or other investment advisory fees paid by such investment companies attributable to the value of the Fund's investment in such companies.

     Subject to policies and review of, and overall control by, the Board of Directors of the Fund, the allocation of the Fund's assets among the various securities markets in the Pacific Basin countries will be determined by the Manager. In making the allocation of assets among the securities markets, the Manager will consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

     As indicated above, the Fund anticipates that under normal conditions at least 70% of its assets will consist of Pacific Basin corporate securities, primarily equity securities. The Fund reserves the right as a defensive measure to invest in non-convertible fixed income securities denominated in currencies of Pacific Basin countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which the Manager, subject to review by the Board of Directors, determines that economic or financial conditions are adverse for holding equity securities of Pacific Basin corporate issuers.) Securities held for defensive purposes, which include non-convertible preferred stock, debt securities, government securities issued by United States and Pacific Basin countries and money market securities, may be held in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant. Debt securities that may be held by the Fund include Euro-yen securities, which are debt securities denominated in Japanese yen issued in the Euromarket. The Fund may also hold cash (in United States dollars or Pacific Basin currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Fund's assets.

     Money market securities which may be held for defensive purposes or to provide for redemptions include short-term corporate or government obligations and bank certificates of deposit. The Fund may invest in securities subject to repurchase agreements with banks and securities firms, which are instruments under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The underlying securities will be limited to those which otherwise qualify for investment by the Fund. In addition, the Fund will require the seller to provide additional securities to it if the market value of the securities falls below the repurchase price at any time during the term of the repurchase
                                       6
agreement. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the underlying securities. The Fund will not enter into repurchase agreements maturing in more than seven days.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, typically by banking institutions in London and Brussels, which evidence a similar ownership arrangement. GDRs are receipts issued globally, typically by banking institutions, and evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940. Among the more significant restrictions, the Fund may not:

     --Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organisation for Economic Co-operation and Development.

     --Invest in the securities of a single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.

     --Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry.

Nothing in the foregoing restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

SPECIAL CONSIDERATIONS AND RISKS

     Investing on an international basis involves certain considerations and risks which are not typically associated with investing in United States securities. Since the Fund will invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates will affect the values of the Fund's portfolio securities and the unrealized appreciation or depreciation of investments. Foreign corporations are not generally subject to uniform accounting, auditing and financial reporting standards, or to practices and requirements comparable to those applicable to United States corporations. There may also be less government
                                       7
supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. In addition, there may be the possibility of expropriation of assets, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Moreover, certain foreign economies may also differ adversely from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many of the securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about foreign companies and governments compared to reports and ratings published about United States companies. Although many foreign financial markets have grown in volume of trading activity, securities of some foreign companies are less liquid and their prices more volatile than securities of comparable United States companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been periods when settlements have been unable to keep pace with the volume of securities transactions. The inability to make intended purchases or dispositions of securities due to settlement problems could result in losses to the Fund.

     The Fund has authority to deal in forward foreign exchange contracts between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions. The Fund may not commit more than 15% of its total assets to position hedging contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Risks associated with transactions in forward foreign exchange contracts are discussed more fully in the Statement of Additional Information.

     The Fund may from time to time lend securities from its portfolio, with a market value not exceeding 10% of its total assets at the time of the loan, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government or its instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund will receive income on both the loaned securities and the collateral or on the investment of any cash received as collateral and thereby increase its yield. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in domestic securities since the expenses of the Fund, such as custodial costs and advisory fees, are higher.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, four of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. The Directors of the Fund are responsible for the overall supervision of the Fund and perform the various duties imposed on the directors of investment companies under the Investment Company Act of 1940. The Directors of the Fund are also directors of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Korea Equity Fund, Inc., closed-end, non-diversified investment companies also managed by the Manager and advised by Nomura Investment Management Co., Ltd.

     The Directors of the Fund are as follows:

     WILLIAM G. BARKER, JR.--Consultant to the television industry since 1991. Senior Vice President and Chief Financial Officer of The CBS/Fox Company from 1982 to 1991.

     GEORGE H. CHITTENDEN--Director of Bank Audi (USA).

     IWAO KOMATSU--President of the Manager since 1995 and Director since 1994. Managing Director of Nomura Investment Management Co., Ltd. since 1990 and Director from 1987 to 1990.

     CHOR WENG TAN--Managing Director for Education, The American Society of Mechanical Engineering since 1991; Dean, School of Engineering, The Cooper Union from 1975-1987. Director of Tround International, Inc.

     ARTHUR R. TAYLOR--President of Muhlenberg College since 1992. Dean of the Faculty of Business of Fordham University from 1985 to 1992. Chairman of Arthur
R. Taylor & Co. (investment firm). Director of Pitney Bowes Inc. and Louisiana Land & Exploration Company.

     JOHN F. WALLACE--Senior Vice President of the Manager since 1981, Secretary since 1976, Treasurer since 1984 and Director since 1986. Senior Vice President of Nomura Securities International, Inc. since 1978.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

     Nomura Capital Management, Inc. (the "Manager") acts as the management company for the Fund. The Manager, a New York corporation with its office located at 180 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Nomura Investment Management Co., Ltd. The Manager also provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for United States institutional clients. The Manager also acts as one of the investment advisers to eight other investment companies, three of which are registered investment companies.

     Under its management agreement with the Fund (the "Management Agreement"), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

     Pursuant to the Management Agreement, the Manager has retained Nomura Investment Management Co., Ltd. ("NIMCO") and Nomura Capital Management (Singapore) Ltd. ("NCM-Singapore") to act as investment advisers for the Fund and Nomura Securities International, Inc. ("NSI") to provide administrative services for the Fund. NIMCO and NCM-Singapore are referred to together as the "Investment Advisers".

     Investment Advisory Agreements. Pursuant to the Investment Advisory Agreement between the Manager and NIMCO, NIMCO has agreed to furnish the Manager with advice as to the allocation of the Fund's assets among various Pacific Basin markets in which the Fund may invest. NIMCO will also provide economic research, securities analysis and investment recommendations and will review and render investment advice with respect to issuers of securities domiciled or based in Japan and certain other Pacific Basin countries. NIMCO will not be responsible for the actual portfolio decisions of the Fund. NIMCO, a Japanese corporation with its principal office located at 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan provides investment advisory services for Japanese and international clients. NIMCO, together with its affiliates, had $28.0 billion in assets under management as of March 31, 1995. NIMCO is a subsidiary of Nomura Research Institute ("NRI") and an affiliate of The Nomura Securities Co., Ltd. ("Nomura"), the largest securities firm in Japan. NRI is a diversified research organization which undertakes business consulting, economic and social research, investment research and other projects for a variety of Japanese and international clients.

     Pursuant to the Investment Advisory Agreement between the Manager and NCM-Singapore, NCM-Singapore has agreed to furnish the Manager with economic research, securities analysis and investment recommendations with respect to securities of companies domiciled or based in Pacific Basin countries other than Japan. NCM-Singapore will not be responsible for the actual portfolio decisions of the Fund. NCM-Singapore, a Singapore corporation with its principal office located at 6 Battery Road, Singapore 0104, provides investment advisory services relating to Pacific Basin securities to institutional clients, including pension and profit sharing plans. NCM-Singapore is a wholly-owned subsidiary of NIMCO.

     Mr. Iwao Komatsu, President of the Fund and President of the Manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Komatsu has held such responsibilities for the Fund since 1995 and has served as President of the Manager since 1995.

     Administrative Agreement. The Administrative Agreement between the Manager and NSI obligates NSI to assist the Manager in administering shareholder accounts and handling shareholder relations at its expense on behalf of the Manager. NSI, a New York corporation with its principal office located at 2 World Financial Center, New York, New York 10281, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a wholly-owned subsidiary of Nomura Holding America Inc., a Delaware corporation that is a subsidiary of Nomura.

     Compensation and Expenses. As compensation for its services to the Fund, the Manager will receive a monthly fee, computed daily, at the annual rate of
0.75 of 1% of the value of the Fund's average daily net assets. This fee is higher than that paid by many investment companies. For the year ended March 31, 1995, the Fund paid or accrued fees to the Manager of $430,670. At June 30, 1995, the net assets of the Fund aggregated approximately $39 million. At this net asset level, the annual management fee would be approximately $293,000. For services performed under the Investment Advisory Agreements and the Administrative Agreement, NIMCO, NCM-Singapore and NSI will receive monthly fees from the Manager at the annual rates of 0.26125 of 1%, 0.0275 of 1% and 0.10 of 1%, respectively, of the average daily net assets of the Fund. For the year ended March 31, 1995, NIMCO, NCM-Singapore and NSI received $150,017, $15,791 and $57,423, respectively, from the Manager. As set forth under "Purchase of Shares -- Distribution Plan", the Fund has adopted a Distribution Plan which authorizes NSI to utilize its administrative compensation for distribution activities.

     The Fund pays certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated directors' fees and expenses, custodian and transfer agency fees, costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. For the year ended March 31, 1995, the ratio of expenses to average daily net assets was 1.38%.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     The Fund's shares may be purchased as described below at a public offering price equal to the net asset value next determined after receipt of the purchase order by NSI or the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), without a sales charge. If purchase orders are not received by NSI or the Transfer Agent prior to 4:00 p.m., New York time, such orders will be deemed received on the next business day. The Fund has established a minimum initial investment of $1,000. There is no minimum subsequent investment. Any order may be rejected by NSI or the Fund.

THROUGH SECURITIES BROKERS AND DEALERS

     NSI is the principal underwriter of the Fund's shares. Shares may be purchased directly from NSI, or from securities brokers and dealers which have entered into agreements with NSI. Such securities firms may impose a charge to the investor for their services. Such fees and services may vary in amount among securities brokers and dealers, who may impose higher initial or subsequent investment requirements than those established by the Fund.

BY MAIL

     Shares of the Fund may be purchased at the per share net asset value by sending a completed purchase order to the Transfer Agent, State Street Bank and Trust Company, accompanied by a check payable to Nomura Pacific Basin Fund, Inc. in payment for shares. Purchase orders sent to the Fund will be forwarded to the Transfer Agent, and will not be effective until received by the Transfer Agent. Subsequent purchases by mail (no minimum) may be made by sending to the Transfer Agent the stub from the shareholder statement with the shareholder's full name and account number along with a check payable to Nomura Pacific Basin Fund, Inc. The Fund will not accept mail orders without payment enclosed, nor will the Fund accept a conditional purchase order.

BY TELEPHONE (ONLY FOR INVESTORS WHO HAVE MADE A WRITTEN ELECTION TO DO SO -- SEE "GENERAL" BELOW)

     Subsequent investments may be made by telephone by calling the Transfer Agent at (800) 680-1836. Telephone purchase orders from existing shareholders may be placed in an amount ($1,000 minimum or such lower amount as may be established by the Board of Directors) not exceeding $10,000 or seven times the shareholder's then current account balance, whichever is less. Telephone orders will be taken in dollar amounts only, for full and fractional shares. Payment for shares purchased must be received by the Transfer Agent by the third day. No bill will be sent to the investor, and it will be the responsibility of the investor to make payment within the time limitation described herein. If payment is not received by the Transfer Agent, the shareholder's account will be debited by the amount of the purchase. For assistance, shareholders should call the Transfer Agent at (800) 680-1836.

     Accuracy of Investor Account Information. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. ASSUMING PROCEDURES SUCH AS THE ABOVE HAVE BEEN FOLLOWED, NEITHER STATE STREET BANK AND TRUST COMPANY, THE FUND'S TRANSFER AGENT, NOR THE FUND WILL BE LIABLE FOR ANY LOSS, COST, OR EXPENSE FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. THE FUND SHALL HAVE AUTHORITY, AS THE INVESTOR'S AGENT, TO REDEEM SHARES IN THE INVESTOR'S ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

BY BANK WIRE

     Shares of the Fund may be purchased by domestic or overseas bank wire. The wire order must contain registration instructions (i.e. full names and addresses of all investors, taxpayer identification number, and the account number). Shareholders opening an account must telephone in advance to obtain a new account number. The name of the Fund must appear on the wire for proper credit. The investor must have the bank wire transmitted to the Transfer Agent, State Street Bank and Trust Company, ABA #011000028, for credit to Boston Financial Data Services, Inc. A/C #99029944 further credit (Nomura/Shareholder's A/C# and name). Wires received by the Transfer Agent will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds. For assistance the shareholder should call the Transfer Agent at (800) 680-1836.

GENERAL

     After an initial investment, a shareholder may participate in the telephone purchase and redemption service only by making a written election to do so. The election may be on the initial application form or by writing to the Fund, with the shareholder's signature guaranteed. A shareholder who wants to change any telephone service option previously elected may do so by filing with Fund a letter with instructions.

     Order numbers are assigned to telephone purchase orders in order to distinguish payment for those purchase orders from mail purchase orders. If an investor who utilizes the telephone purchase order service fails to include the order number on the payment for such purchase order, the investor should be aware that the Fund may treat this as a separate and additional purchase order. If such an event occurs, resulting from the investor's failure to include the order number assigned to the purchase order, the investor's account will be charged for any loss incurred from the cancellation of the purchase order. In the event the shareholder's account balance is insufficient to cover the loss, Nomura Capital Management, Inc. will reimburse the Fund for the difference.

     All purchases made by check should be in U.S. dollars and made payable to Nomura Pacific Basin Fund, Inc., or State Street Bank and Trust Company. Third party checks which are payable to an existing shareholder of Nomura Pacific Basin Fund, Inc. who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

     If payment for any purchase order is not received by the Fund or the Transfer Agent, as specified herein, or if the investor's check is not honored upon presentment, the order is subject to cancellation by the Fund, and the purchaser's existing account with the Fund immediately will be charged for any loss incurred.

     Each subscriber will be sent a Confirmation Advice in lieu of a stock certificate reflecting full and fractional shares purchased, unless a stock certificate is specifically requested in writing by all registered owners of such shares with their signatures guaranteed. It is recommended to all shareholders that a stock certificate not be requested unless needed for a specific purpose. This eliminates the trouble and expense of safeguarding the stock certificates and the cost of a lost instrument bond in the event of loss or destruction.

     The Fund reserves the right to discontinue the acceptance of telephone orders, without notice, and to waive minimum purchase requirements at its discretion. The Fund may also decline to accept any purchase when, in its judgment, acceptance would not be to the advantage or in the best interests of existing shareholders and may, on a case-by-case basis, prohibit or restrict purchase of its shares by an investor whose activity it deems excessive.

     A new account application is included with this Prospectus or can be obtained by calling (800) 680-1836.

     Distribution Plan. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act which authorizes NSI to utilize its administrative fee to finance sales and promotional activities. These activities and services relate to the sale, promotion and marketing of shares of the Fund, and the Plan permits NSI to compensate salesmen and dealers who sell shares of the Fund.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed at any time for cash at the net asset value per share next determined after the request for redemption is received in proper form by the Transfer Agent.

BY MAIL

     A shareholder wishing to redeem shares by mail may do so by tendering the shares directly to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8500, North Quincy, Massachusetts 02171-8500. If shares are held in non-certificate form, a written request for redemption signed by the shareholder(s) exactly as the account is registered is required. If certificates are held by the shareholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. Any signature appearing on a redemption request, share certificate or stock power must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Additional documentation may be required for redemptions made by corporations, executors, administrators, trustees or guardians. Redemption payments will be mailed within seven days of receipt of a redemption request in proper form by the Transfer Agent.

     If the Fund is requested to redeem shares for which it has not yet received good payment, the Fund may delay or cause to be delayed the mailing of a redemption check until it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of the shares. In the case of purchases by check, it may take up to 10 days to ascertain whether good payment has been received.

BY TELEPHONE

     Shares of the Fund may be redeemed by calling the Transfer Agent, State Street Bank and Trust Company, at (800) 680-1836. In order to utilize the procedure for redemption by telephone, a shareholder previously must have elected this procedure in writing, the shareholder's account must have been opened previously by the shareholder and be reflected as such in the computer records of the Transfer Agent, the stock certificate for shares being redeemed must be held by the Transfer Agent, and the redemption proceeds must be transmitted directly to the shareholder's predesignated account at a domestic bank. A shareholder may elect at any time to use the telephone redemption service. For assistance the shareholder should call the Transfer Agent at (800) 680-1836.

     When utilizing the telephone redemption service, the shareholder must give the full name, number of shares to be redeemed and account number or the redemption request will not be processed.

     Shareholders should understand that with the telephone redemption option, they may be giving up a measure of security that they might otherwise have if they were to redeem their shares in writing. The Fund will employ procedures it considers reasonable to confirm that redemption instructions communicated by telephone are genuine. Assuming that the Fund's procedures are followed, neither the Fund nor the Transfer Agent will be liable for any loss or expenses resulting from acting on telephonic redemption instructions. In addition, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired.

     The Fund reserves the right to change or discontinue without prior notice telephone service for redemption requests.

REPURCHASE

     The Fund will also repurchase shares which are presented by wire or telephone from a shareholder's listed securities dealer. The repurchase price is the net asset value per share next determined after the repurchase order is
                                       13
received. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Repurchase orders received by dealers prior to the close of business on the New York Stock Exchange on the day received will be priced at the net asset value next computed after receipt of the order by the dealer. It is the responsibility of dealers to transmit such repurchase requests to NSI or the Transfer Agent not later than 4:30 p.m., New York time, in order to obtain that day's applicable redemption price.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     It is the Fund's intention to distribute substantially all of its net investment income, if any, in dividend payments declared twice annually. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. Dividends and distributions will be automatically reinvested in shares of the Fund at net asset value, without a sales charge, unless the shareholder elects in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together, referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in October, November or December of the previous year to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain
                                       14
conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

     A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and
                                       15
ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading.

     The Fund's net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash and other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

     Portfolio securities, including ADR's or EDR's which are traded on stock exchanges, are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. During periods when one or more securities exchanges are closed for holidays and the New York Stock Exchange is open, securities traded on such exchanges will be valued on the basis of their last sale price on the relevant exchange unless management of the Fund believes that such prices are not representative of the current value of the securities. Securities traded in the over-the-counter market are valued at the last available bid price in such market prior to the time of valuation. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates quoted by State Street Bank and Trust Company at the time.

     Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     In executing portfolio transactions, the Manager will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order,
                                       16
difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager will generally seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The Fund contemplates that, consistent with its policy of obtaining best net results, brokerage transactions may be conducted through Nomura and other affiliates of the Manager, and the amount of such transactions may be significant. Fixed commissions are charged on the securities exchanges of Japan and certain other Pacific Basin countries. Such fixed commissions are generally higher than negotiated commissions on comparable United States transactions. For the year ended March 31, 1995, Nomura and its affiliates earned $93,939 of the aggregate commissions of $286,325 incurred by the Fund.

SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services can be obtained from the Fund or NSI.

     Investment Account. An Investment Account is established by the Transfer Agent for each shareholder. The shareholder will receive statements with respect to share transactions showing the activity in the shareholder's Investment Account since the beginning of the year. Share certificates for full shares will be issued without charge upon the request of the shareholder to the Transfer Agent.

     Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestments will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

     Retirement Plans. Shares of the Fund may be purchased in connection with individual retirement accounts. Copies of plans establishing such accounts are available from NSI or from dealers offering shares of the Fund.

     Capital gains and ordinary income received in retirement plans are generally exempt from federal taxation until distributed from the plans. However, as described under "Dividends, Distributions and Taxes", there may be foreign withholding taxes on dividends and interest received on portfolio securities which shareholders of the Fund can offset either by claiming a deduction, or, as the alternative, use as a foreign tax credit against their United States income taxes. However, because the retirement plans are exempt from United States income taxes, participants in such plans will not be able to offset such withholding taxes. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

ORGANIZATION OF THE FUND

     The Fund was incorporated under Maryland law on March 14, 1985. It is a diversified open-end investment company. All shares of Common Stock are of the same class. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Shares issued are fully paid and non-assessable and have no preemptive or
                                       17
conversion rights. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

PERFORMANCE DATA

     The Fund may from time to time include its average annual total return in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined in accordance with a formula specified by the Securities and Exchange Commission.

     Average annual total return quotations for the specified period will be computed by finding the average annual compounded rates of return (based upon net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     The Fund's average annual total return will vary depending upon market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses, changes in foreign currency exchange rates and the amount of net capital gains or losses realized by the Fund during the period. An investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its average annual total return to various indices, including those comprised of Pacific Basin securities, and to performance data published by various sources, including that published by Lipper Analytical Services, Inc. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                       18

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MANAGER

     Nomura Capital Management, Inc.
     180 Maiden Lane
     New York, New York 10038-4936

INVESTMENT ADVISERS

     Nomura Investment Management Co., Ltd.
     1-12-11, Nihonbashi, Chuo-ku,
     Tokyo 103, Japan

     Nomura Capital Management
          (Singapore) Ltd.
     6 Battery Road
     Singapore 0104

DISTRIBUTOR

     Nomura Securities International, Inc.
     2 World Financial Center
     New York, New York 10281-1198

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company
     P.O. Box 8500
     North Quincy, Massachusetts 02171-8500

COUNSEL

     Brown & Wood
     One World Trade Center
     New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036-2798

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                     Nomura Pacific Basin
                          Fund, Inc.

                            [LOGO]

                          Prospectus
                        July 27, 1995
                (as amended December 29, 1995)

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